UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017 (September 28, 2017)
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Issuer Direct Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Perimeter Park Drive, Suite D, Morrisville, NC 27560
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On September 28, 2017, Issuer Direct Corporation (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, there were 2,228,164 shares of common stock represented in person or by proxy of the 2,954,092 shares of common stock entitled to be cast, constituting a quorum. The Company's stockholders approved the two proposals listed below, which proposals are described in detail in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on August 8, 2017. The final votes on the proposals presented at the Annual Meeting are as follows:

PROPOSAL 1: TO ELECT FIVE (5) DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

	Number of Votes Entitled to be Cast	Votes For	Votes Against	Broker Non VotesVote

Brian R. Balbirnie	2,954,092	2,102,810	45,941	79,413
William H. Everett	2,954,092	2,136,143	12,608	79,413
Eric Alan Frank	2,954,092	2,148,377	374	79,413
J. Patrick Galleher	2,954,092	2,141,305	7,446	79,413
Michael Nowlan	2,954,092	2,148,377	374	79,413

PROPOSAL 2: TO RATIFY THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTOR OF CHERRY BEKAERT, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

Number of Votes Entitled to be Cast	Votes For	Votes Against	Votes Abstaining
2,954,092	2,228,124	40	-

Item 8.01.  Other Events.

On October 2, 2017, the Company issued a press release announcing the election of directors.  A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference in its entirety.

Item 9.01 — Financial Statements and Exhibits

 (d) Exhibits:

Exhibit No.	Description

99.1	Press Release issued by the Company on October 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: October 2, 2017	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company on October 2, 2017.

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